UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 11, 2004

HOLLYWOOD MEDIA CORP.

(Exact name of registrant as specified in its charter)

Florida	0-22908	65-0385686
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2255 Glades Road, Suite 221A, Boca Raton, Florida 33431

(Address of Principal Executive Office) (Zip Code)

(561) 998-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Item 7.     Financial Statements and Exhibits.

(c)

Exhibits.

The following exhibit is furnished in connection with the disclosure pursuant to Item 12 of this Form 8-K.

Exhibit No.	Description

99.1	Press Release of Hollywood Media Corp. dated August 11, 2004 (Hollywood Media Reports Financial Results for the Second Quarter of 2004).

Item 12.   Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 12 of Form 8-K.

On August 11, 2004, we issued a press release announcing Hollywood Media’s financial results for the second quarter of 2004, which is furnished herewith as Exhibit 99.1 hereto.

The information in this Item 12 of this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HOLLYWOOD MEDIA CORP.

Date: August 11, 2004	By:	/s/ SCOTT GOMEZ
Scott Gomez Vice President of Finance and Accounting

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release of Hollywood Media Corp. dated August 11, 2004 (Hollywood Media Reports Financial Results for the Second Quarter of 2004).